                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2006

                                  MISONIX, INC.
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             (Exact name of registrant as specified in its charter)

         New York                                   1-10986                        11-2148932
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(State or other jurisdiction of             (Commission File Number)             (IRS Employer
       incorporation)                                                           Identification No.)

   1938 New Highway, Farmingdale, NY                                               11735
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(Address of principal executive offices)                                         (Zip Code)

                            Registrant's telephone number, including area code (631) 694-9555
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                         (Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          [ ] Written communications pursuant to Rule 425 under the Securities
          Act (17 CFR 230.425)

          [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

          [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

                  MISONIX, INC. (the "Company") and Fleet National Bank, a Bank
                  of America Company (the "Bank") are parties to the Loan and
                  Security Agreement dated as of January 18, 2002, as amended by
                  Amendment No. 1 to the Loan and Security Agreement dated as of
                  November 12, 2002, as further amended by Amendment No. 2 to the Loan and Security Agreement dated June 20, 2003, as
                  further amended by Amendment No. 3 to the Loan and Security
                  Agreement dated as of January 18, 2005 and as further amended by Amendment No. 4 to the Loan and Security Agreement dated as of February 18, 2005 (collectively, the "Agreement").

                  As of February 13, 2006, the Company and the Bank entered into a letter agreement (the "Waiver Letter") waiving the Company's failure to comply with the financial covenants contained in the Agreement pertaining to (i) the ratio of Funded Debt to
                  EBITDA (as such terms are defined in the Agreement) and (ii)
                  permitting an operating loss in any two consecutive
                  two-quarter period.

                  On February 14, 2006, the Company entered into Amendment No.
                  5, dated as of February 13, 2006, to the Agreement (the
                  "Amendment") with the Bank. The Amendment (i) modifies the covenant regarding the ratio of Funded Debt to EBITDA required to be maintained by the Company, (ii) modifies the covenant regarding the Quick Ratio (as defined in the Agreement)
                  required to be maintained by the Company; and (iii) adds a covenant requiring the Company to maintain a minimum
                  consolidated EBITDA.

                  The foregoing description of the Waiver Letter and the
                  Amendment is qualified in its entirety by reference to the provisions of the Amendment and the Waiver Letter attached to this report as Exhibits 10(vv) and (ww), respectively.

  Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

                  Exhibit 10(vv) Letter Agreement dated as of February 13, 2006.

                  Exhibit 10(ww) Amendment No. 5 to the Loan and Security
                  Agreement.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2006         MISONIX, INC.

                                By:    /s/ Richard Zaremba
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                                       Richard Zaremba
                                       Senior Vice President and Chief Financial
                                       Officer

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                                  EXHIBIT INDEX
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Exhibit No.       Description
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10(vv)            Letter Agreement dated as of February 13, 2006

10(ww)            Amendment No. 5 to the Loan and Security Agreement